UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Under §240.14a-12

EMERGING VISION, INC.

(Names of Registrant as Specified in its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 9, 2004

Dear Fellow Shareholders,

MAKE SURE YOU PROTECT YOUR INVESTMENT IN EMERGING VISION

Our annual meeting of July 14, 2004 is rapidly approaching. This year’s annual meeting is extremely important because its outcome will determine the future of your Company, and your investment in Emerging Vision. In our proxy statement and subsequent letters to you (copies of which we have enclosed with this letter for your convenience) we described the reasons why we firmly believe that you should support the Company’s director nominees, and reject Fernandez’ attempt to take over your Company and stop the progress we have made. It is critical that you cast your vote “FOR” Emerging Vision’s nominees, so that you will have a say in the future of your Company, and your investment.

HERE’S HOW

To vote for Emerging Vision’s nominees on-line or by toll-free telephone:

1.	Dial the toll-free number appearing on the front of your WHITE proxy card, or use www.proxyvote.com up until 11:59 p.m. eastern time through July 13, 2004. Please have your 12-digit control number ready. Your 12-digit control number is located in the black box on your WHITE proxy card.

2.	Voting on-line or by toll-free telephone is the quickest way to cast your vote for Emerging Vision’s nominees.

To vote for Emerging Vision’s nominees by WHITE proxy card:

1.	You should have received Emerging Vision’s definitive proxy materials. We urge you to vote “FOR” Emerging Vision’s nominees using the WHITE proxy card enclosed with this letter.

2.	We urge you to discard any blue proxy card you receive from Fernandez or his company Horizons, even as a protest vote against them. Please note that a “withhold authority” vote on the blue proxy card is not effective to vote for the Company’s nominees. To vote “FOR” your company’s nominees sign and return a WHITE proxy card.

3.	Even if you previously have returned a blue proxy card, at any time prior to the Annual Meeting you can change any vote you may have cast in favor of Fernandez’/Horizons’ nominees, and vote instead for the election of Emerging Vision’s nominees, by subsequently signing, dating and returning the enclosed WHITE proxy card. Only your latest signed and dated proxy will determine how your shares will be voted at the Annual Meeting. Please be sure to use the WHITE proxy card.

4.	If any of your shares are held in the name of a bank, broker or other nominee, we suggest that you promptly contact the party responsible for your account and direct them to vote your shares for the Company’s nominees by using and returning the WHITE proxy card.

For more information or if you require assistance, please call Georgeson Shareholder Communications Inc., our proxy solicitor, toll-free at (800) 733-0823 or contact our Chief Executive Officer, Christopher Payan at (516) 390-2134 or chris.payan@sterlingoptical.com.

17 State Street, 10th Floor

New York, NY 10004

Toll Free (800) 733-0823

Email info@georgesonshareholder.com

Banks and Brokerage Firms please call collect:

(212) 440-9800

We thank you for your continued support.

Alan Cohen

Director

Robert Cohen

Director

Joel L. Gold

Director

Christopher G. Payan

Chief Executive Officer and Director

2

July 6, 2004

DON’T BE FOOLED BY FERNANDEZ AND HORIZONS

Dear Fellow Shareholders:

When you vote to elect directors at the July 14, 2004 annual meeting, you will be making a critical decision for you and the future of your Company.

In his proxy materials, Fernandez and his company Horizons have attempted to paint what we believe is a distorted and incomplete picture of the performance of your Company, Board and management team, and the qualifications, motives and integrity of Fernandez and his hand-picked nominees. As shareholders being called upon to decide who will lead your Company and manage your investment, we think you should know the facts.

FERNANDEZ’ FICTION:

“[The] Company has suffered nothing but losses.” (Page 6 of Fernandez’s definitive proxy statement)

THE FACTS:

•	2003 marked Emerging Vision’s return to operating profitability (before giving effect to a non-recurring, non-cash charge relating to the issuance of warrants in connection with the repurchase of certain securities we previously had issued to certain shareholders in a rights offering) and positive EBITDA (earnings before interest, taxes, depreciation and amortization and non-cash charges related to equity securities) for the first time in many years.

•	This profitability has continued through our first quarter of 2004.

FERNANDEZ’ FICTION:

Fernandez wants you to believe that he and his nominees “are not interested in the positions and perks of directorship,” that he commenced this proxy contest for your benefit, and that his interests as a shareholder are “aligned” with yours. (Page 7 of Fernandez’s definitive proxy statement)

THE FACTS:

•	In March 2004, Fernandez demanded to be appointed Co-Chief Executive Officer of the Company at an annual salary of $400,000, in addition to other benefits.

•	It was only after Fernandez’ demand was rejected as unreasonable, unnecessary and a waste of corporate assets, that Fernandez became critical of the Company, his co-directors and management, and commenced this proxy contest.

•	Fernandez stated in his proxy materials that, if he is successful in taking control of your Board, he will seek reimbursement from the Company, without any stockholder vote, of the $350,000 he expects to incur in connection with the proxy contest he started.

FERNANDEZ’ FICTION:

Fernandez requested an “internal audit” of the Company’s financial statements along with a review of a number of unspecified “related party transactions” that Fernandez complained of, and such request was denied by the other members of the audit committee. (Page 6 of Fernandez’s definitive proxy statement)

THE FACTS:

•	It was only after the other Board members’ rejection of Fernandez’ March 2004 demand to receive a salary of $400,000 that Fernandez requested an “internal audit” and raised issues regarding “conflicts of interests” and “related party transactions.”

•	On April 5, 2004, Miller, Ellin & Company, LLP, the Company’s independent auditors, issued an unqualified opinion in connection with their audit of the Company’s 2003 financial statements.

•	Even Fernandez admits that the Company’s auditors conducted an “honest audit.”

•	Since becoming a director in June 2001 and until March 2004, Fernandez participated in every Board meeting without once voting against the corporate actions approved by the Board (other than on those matters where he was required to abstain from voting because he was self-interested or otherwise conflicted).

FERNANDEZ’ FICTION:

Fernandez claims that the Company’s sublease of office space from Cohen Fashion Optical, a company of which Robert and Alan Cohen are officers and minority shareholders, is “inappropriate.” (Page 4 of Fernandez’s definitive proxy statement)

THE FACTS:

•	In December 2001, as a member of the Independent and Executive Committees of the Company’s Board, Fernandez approved and voted in favor of the very sublease transaction which he now characterizes as inappropriate.

•	Until May 2004, Fernandez never objected to this transaction, which when he approved he knew would allow the Company to save over $215,000 per year.

FERNANDEZ’ FICTION:

“[W]e want to maximize the value of Emerging Vision’s common stock for the benefit of all shareholders.” (Page 7 of Fernandez’s definitive proxy statement)

THE FACTS:

•	Fernandez, in our view, has proposed no credible business strategy for the Company to maximize shareholder value, and he has identified no replacement management team to run Emerging Vision if he were successful in taking control of the Company.

FERNANDEZ’ FICTION:

Fernandez and his slate of directors are “an excellent team” consisting of “experienced, mature and independent business people. . . .” (Letter from Fernandez to the Emerging Vision shareholders, dated June 30, 2004)

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THE FACTS:

•	Fernandez’ hand-picked nominees have no experience whatsoever in running a public company engaged in the retail optical business. In contrast, the Company’s director nominees and management team have over 140 years of combined experience in managing or supervising the operations of major retail optical chains.

•	You should have received our letter, dated July 2, 2004, detailing what the courts, administrative agencies and prominent newspapers have said about Fernandez and certain of his hand-picked nominees. For your convenience, another copy of this letter is enclosed.

* * * *

YOU CAN’T TRUST FERNANDEZ AND HIS NOMINEES.

DON’T PLACE THE FUTURE OF YOUR COMPANY IN THEIR HANDS!

Don’t let Fernandez succeed in his efforts to take control of Emerging Vision and stop the progress we have made. We thank you for your continued support and ask that you evidence that support by voting “FOR” the Company’s director nominees – Robert Cohen, Alan Cohen, Joel L. Gold, Harvey Ross, Christopher G. Payan and Seymour G. Siegel – on the WHITE proxy card enclosed with this letter.

HOW TO PROTECT YOUR INTERESTS

To vote for Emerging Vision’s nominees on-line or by toll-free telephone:

1.	Dial the toll-free number appearing on the front of your WHITE proxy card, or use www.proxyvote.com up until 11:59 p.m. eastern time through July 13, 2004. Please have your 12-digit control number ready. Your 12-digit control number is located in the black box on your WHITE proxy card.

2.	Voting on-line or by toll-free telephone is the quickest way to cast your vote for Emerging Vision’s nominees.

To vote for Emerging Vision’s nominees by WHITE proxy card:

1.	You should have received Emerging Vision’s definitive proxy materials. We urge you to vote “FOR” Emerging Vision’s nominees using the WHITE proxy card enclosed with this letter.

2.	We urge you to discard any blue proxy card you receive from Fernandez or his company Horizons. Please note that a “withhold authority” vote on the blue proxy card is not effective to vote for the Company’s nominees. To vote “FOR” your company’s nominees sign and return a WHITE proxy card.

3.	Even if you previously have returned a blue proxy card, at any time prior to the Annual Meeting you can change any vote you may have cast in favor of Fernandez’/ Horizons’ nominees, and vote instead for the election of Emerging Vision’s nominees, by subsequently signing, dating and returning the enclosed WHITE proxy card. Only your latest signed and dated proxy will determine how your shares will be voted at the Annual Meeting. Please be sure to use the WHITE proxy card.

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4.	If any of your shares are held in the name of a bank, broker or other nominee, we suggest that you promptly contact the party responsible for your account and direct them to vote your shares for the Company’s nominees by using and returning the WHITE proxy card.

For more information, please call Georgeson Shareholder Communications Inc., our proxy solicitor, using the contact information in the box below, or contact our Chief Executive Officer, Christopher Payan, at (516) 390-2134 or chris.payan@sterlingoptical.com.

17 State Street, 10th Floor

New York, NY 10004

Toll Free (800) 733-0823

Email info@georgesonshareholder.com

Banks and Brokerage Firms please call collect:

(212) 440-9800

We thank you for your continued support.

Alan Cohen

Director

Robert Cohen

Director

Joel L. Gold

Director

Christopher G. Payan

Chief Executive Officer and Director

4

July 2, 2004

WHY YOU CAN’T TRUST FERNANDEZ AND HORIZONS

Dear Fellow Shareholders:

If you’re thinking about voting for the hand-picked nominees of Fernandez and Horizons Investors Corp. at the upcoming Annual Meeting of Shareholders, think again.

Fernandez says:

He and his hand-picked nominees are “experienced, mature and independent business people. . .” who should be entrusted with your Company’s future?

The National Labor Relations Board said:

Horizons Hotel Corp. (“Horizons Hotel”), a company owned by Fernandez, committed “unfair labor practices.” (NLRB v. Horizons Hotel Corp. d/b/a Carib Inn of San Juan, 312 NLRB 1212 (1993)).

The U. S. District Court said:

“The [National Labor Relations Board] found that ‘Fernandez improperly manipulated corporate assets to evade obligations to creditors.’” (Emphasis added) (Brooklyn Manor Corp. v. NLRB, 1999 WL 1011935 (September 22, 1999, E.D.N.Y))

The U. S. District Court also said:

“The [National Labor Relations Board] suspects that ‘improper siphoning’ and ‘fraudulent transfers’ of [Horizons Hotel’s] assets may have occurred. . . .” (Emphasis added) (Id. at *3)

The New York Times said:

“In 1996, an administrative law judge ruled that Mr. Fernandez had stolen money from residents [at Brooklyn Manor, a nursing home owned and operated by Fernandez] and had run a neglect-ridden home, concluding that the state had grounds to revoke his license. But regulators, who at the time worked for the State Department of Social Services, subsequently withdrew the case without explanation.” (Emphasis added) (NYT, June 3, 2002)

The New York State Department of Health said:

Brooklyn Manor, which had committed numerous and repeated violations of and non-compliance with its Rules and Regulations, “should not be used as a placement source” because of “Systemic Endangerment.” (Emphasis added) (NYS Department of Health Referral Suspension List; DOH News, Sept. 13, 2002; DOH Adult Care Facility Quarterly Survey From January 1, 2004 through March 31, 2004)

Newsday said:

Herman Badillo, one of Fernandez’s hand-picked director nominees, “was rejected for a nursing home license in 1987 because his partner [Fernandez], an adult home operator with a history of neglecting patients, was found to be unfit according to state records.” (Emphasis added) (Newsday, July 22, 1993)

Newsday also said:

Badillo was legal counsel for Prospect, Inc., “a Fernandez promoted but ill-fated proposal to turn a defunct South Bronx hospital into a drug rehabilitation clinic” which was “attacked by government watchdogs for spending about $175,000 on the project even though it expired without treating a single addict,” and that “[s]ome of the [$175,000] was spent paying the rent on Fernandez’ one-bedroom Manhattan apartment.” (Emphasis added) (Newsday, July 22, 1993)

The New York Times said:

Joseph Erazo (another of Fernandez’ nominees), resigned in 1999 as the director of New York’s Correctional Health Services agency, and that during “Mr. Erazo’s yearlong tenure, the [Correctional Health Services] agency has been widely criticized by the Board of Corrections, a watchdog agency, for failing to monitor the quality of jail care adequately, and for being uncooperative with outside agencies and investigators.”

Mr. Erazo was “fired from his previous job as executive director of the Nassau County Medical Center” because of what was described as “an abrasive style.” In August 1998, Erazo was “forced off” the Campaign Finance Board of the City of New York. (Emphasis added) (NYT, July 10, 1999)

What should you say?

MR. FERNANDEZ – ARE YOU KIDDING?!!!

YOU CAN’T TRUST FERNANDEZ AND HIS NOMINEES

DON’T PLACE THE FUTURE OF YOUR COMPANY IN THEIR HANDS!

WE URGE YOU TO CAREFULLY CONSIDER WHAT YOU HAVE JUST READ. WE RECOMMEND THAT YOU USE THE WHITE PROXY CARD ENCLOSED, FOR YOUR CONVENIENCE, WITH THIS LETTER AND VOTE “FOR” THE ELECTION OF EACH OF ROBERT COHEN, ALAN COHEN, JOEL L. GOLD, HARVEY ROSS, CHRISTOPHER G. PAYAN AND SEYMOUR G. SIEGEL.

HOW TO PROTECT YOUR INTERESTS

To Vote For Emerging Vision’s Nominees On-Line Or By Toll-Free Telephone:

1.	Dial the toll-free number appearing on the front of your WHITE proxy card, or use www.proxyvote.com up until 11:59 p.m. eastern time through July 13, 2004. Please have your 12-digit control number ready. Your control number is located in the upper right hand corner black box on the reverse side of your WHITE proxy card.

2.	Voting On-Line or by toll-free telephone is the quickest way to cast your vote for Emerging Vision’s nominees.

To Vote For Emerging Vision’s Nominees By WHITE Proxy Card:

1.	You should have received Emerging Vision’s definitive proxy materials. We urge you to vote “FOR” Emerging Vision’s nominees using the WHITE proxy card enclosed with this letter.

2.	We urge you to discard any blue proxy card Fernandez or his company Horizons will be sending to you, or which you already may have received. Please note that a “withhold authority” vote on the blue proxy card is not effective to vote for the Company’s nominees.

2

The only way to vote “FOR” your company’s nominees is to sign and return a WHITE proxy card.

3.	Even if you previously have returned a blue proxy card, at any time prior to the Annual Meeting, you can change any vote you may have cast in favor of Fernandez’/Horizons’ nominees, and vote, instead, for the election of Emerging Vision’s nominees by subsequently signing, dating and returning the enclosed WHITE proxy card. Only your latest signed and dated proxy will determine how your shares will be voted at the Annual Meeting. Please use only the WHITE proxy card.

4.	If any of your shares are held in the name of a bank, broker or other nominee, we suggest that you promptly contact the party responsible for your account and direct them to vote your shares for the Company’s nominees by using and returning the WHITE proxy card.

For more information, please call Georgeson Shareholder Communications Inc., our proxy solicitor, using the contact information in the box below, or contact our Chief Executive Officer, Christopher G. Payan, at (516) 390-2134 or chris.payan@sterlingoptical.com.

17 State Street, 10th Floor

New York, NY 10004

Toll Free (800) 733-0823

Email info@georgesonshareholder.com

Banks and Brokerage Firms please call collect:

(212) 440-9800

3

Remember, voting the WHITE proxy is a vote for the future of your Company.

Alan Cohen

Chairman of the Board of Directors

Robert Cohen

Director

Joel L. Gold

Director

Christopher G. Payan

Director and Chief Executive Officer

4

June 28, 2004

AN OPEN LETTER FROM YOUR MANAGEMENT TEAM

To All Shareholders of Emerging Vision, Inc.:

We are writing to you in our capacity as the entire management team of Emerging Vision, Inc. (“Emerging Vision or the “Company”). You may already have received or may soon be receiving various communications from Benito Fernandez or his company, Horizons Investors Corp., including their definitive proxy materials, soliciting your vote to elect Fernandez and his hand-picked nominees to the Emerging Vision Board of Directors. Fernandez and Horizons are soliciting proxies, as dissidents, in opposition to Emerging Vision’s slate of directors.

We believe that in waging this proxy fight, Fernandez’s interests as a 34% shareholder are not necessarily aligned with those of every other public shareholder and that he does not have the best interests of you or your Company at heart. Accordingly, your participation at this year’s Annual Meeting of Emerging Vision shareholders is extremely important.

If elected, Fernandez and his nominees, at least two of whom have business ties to Fernandez or Horizons, will control Emerging Vision’s Board, effectively giving Fernandez and Horizons control of your company. Despite this attempt to take control the Board, Fernandez is not paying you anything in return. He is not offering to buy any of your Emerging Vision shares or to pay you any control premium (although he is not legally compelled to do so). Fernandez also is not promising to make any additional investment in the Company in addition to the 34% stake he already owns through Horizons. In fact, Fernandez has disclosed in his definitive proxy materials filed with the Securities and Exchange Commission (“SEC”) that he intends to ask the Company and, in effect, you the public shareholders, to reimburse him for his estimated proxy solicitation costs of $350,000 — “without the vote” of the shareholders of the Company.

We do not believe that Fernandez has offered any credible business plan or financial strategy to improve the prospects or operations of your Company. Nor do we believe that Fernandez has offered any evidence to show that his nominees either have the ability or the experience to successfully oversee the management of a public company that operates a major retail optical chain such as Emerging Vision. Rather, we believe that Fernandez has his own agenda that he has not fully disclosed to the Company or its shareholders.

Can you trust the judgment of Fernandez? For example, in the mere four weeks or so since Fernandez first announced his intention to wage this proxy contest, he already has withdrawn, without any explanation, the name of Howard Lieberman, one of his original nominees, from his proposed slate of directors. The Company notified Fernandez that it had discovered published federal court decisions stating that Lieberman was: “held...in civil contempt for refusing to comply with the investigative subpoenas issued by the National Labor Relations Board [“NLRB”],” involving the NLRB’s investigation into suspected “improper siphoning” and “fraudulent transfers” of assets of Horizons Hotel Corporation, a company principally owned by Fernandez! In his amended preliminary proxy materials filed with the SEC, Fernandez then proposed to nominate Seymour G. Siegel, one of the directors nominated for election by the Company, in place of Lieberman. Mr. Siegel indicated that he would not serve as a director if Fernandez’s nominees were elected, Fernandez then subsequently amended his proxy materials filed with the SEC to propose a “short slate” of director-nominees that includes neither Lieberman nor Mr. Siegel.

DON’T ALLOW FERNANDEZ TO DERAIL EMERGING VISION’S GROWTH

AND PROFITABILITY UNDER CURRENT MANAGEMENT

What has Fernandez promised to you? In his definitive proxy materials, Fernandez states his intention to “seek to attract new management talent as desirable.” What he hasn’t presented, in our view, is any credible or realistic business plan or detailed alternative to our existing strategy of growth and profitability.

What has your existing management team accomplished? We have focused on the Company’s franchise operations and substantially reduced our corporate overhead, while continuing to operate only our most profitable Company-owned stores. As a result of the successful implementation of our business plan, we were able to significantly reduce the Company’s working capital deficit and improve its operating cash flow.

The growth in new franchise locations, operating under our trade names Sterling Optical™ and Site for Sore Eyes™, has gained momentum. In 2003 we added 11 new franchise locations, which are more new locations in one year than the 10 franchise locations we added in the prior three years combined. This growth in locations, combined with overhead reductions, were key components of the Company’s successful return to operating profitability (before giving effect to a non-recurring, non-cash charge relating to the issuance of warrants in connection with the repurchase of certain securities we had previously issued to some shareholders in a rights offering) and positive EBITDA (i.e., earnings before interest, taxes, depreciation and amortization and non-cash charges related to equity securities) for the first time in many years.

As illustrated in the following chart, this growth and profitability has continued through our first quarter in 2004:1

	Q1 2004	2003	2002
Net income (loss) from continuing operations	$648	$(2,948)	$(4,721)
Add back:
Interest expense	16	197	207
Income taxes	—	57	54
Non-cash equity charge—Rescission Transaction	—	4,544	—
Other non-cash equity charges	—	92	—
Depreciation and amortization	53	278	489

EBITDA[2]	$717	$2,220	$(3,971)

The results we have achieved have allowed EVI to maintain its leadership position as one of the top ten optical retailers in the United States, as reported in “Top Optical Retailers’ Share Keeps Growing,” Vision Monday, May 17, 2004. We and the Company’s Board believe that we have demonstrated the requisite experience to provide the strong leadership needed to continue to increase profitability and successfully grow EVI’s business. We urge you to vote “FOR” Emerging Vision’s nominees, which is a vote “FOR” the future of your company.

[1]	For complete details of the Company’s business and financial performance for 2003 and the first quarter of 2004, we refer you to our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and Quarterly Report on Form 10-Q for the three-month period ended March 31, 2004, copies of which are included in the Company’s definitive proxy materials which you already may have received or will be receiving shortly.
[2]	EBITDA is a non-U.S. GAAP recognized measure of financial performance. We calculate EBITDA as our net earnings before interest, taxes, depreciation and amortization, and extraordinary items, excluding non-cash charges related to the rescission by the Company of its sale of equity securities. We refer to EBITDA because management believes that it is an indicator of Emerging Vision’s ability to service or incur indebtedness.

We believe Fernandez’s dissident campaign is not in the best interests of all EVI shareholders. In addition, if Fernandez is successful in taking control of the board, and to the extent he replaces current management or abandons management’s current business plan, we believe this would jeopardize the significant progress we have made to date, and threaten the achievement of our business objectives and, more importantly, could impair your investment in EVI.

We believe that Fernandez’s interests are not aligned with those of EVI’s unaffiliated shareholders because, by taking control of the board, Fernandez effectively will have the ability to control the policies, strategies and the day-to-day operations of your company without making any payments to the EVI shareholders or making any additional investment in the Company, beyond Horizons’ current 34% common stock ownership interest. Do not stop the significant progress we have made by voting to give control of the Board of Directors and the Company to Fernandez and his nominees.

HOW TO PROTECT YOUR INTERESTS

1.	You already may have received, or soon will be receiving, Emerging Vision’s definitive proxy materials. The Company asks that you take no action until you receive our materials and carefully read and review them. We urge you to vote “FOR” Emerging Vision’s nominees using the WHITE proxy card that you have received or will receive together with the Emerging Vision proxy materials.

2.	We urge you to discard any blue proxy card Fernandez or his company Horizons will be sending to you, or which you already may have received. Please note that a “withhold authority” vote on Horizons’ blue proxy card is not a vote for the Company’s nominees. The only way to vote “FOR” your company’s nominees is to sign and return a WHITE proxy card.

3.	Even if you previously have returned a blue proxy card, at any time prior to the Annual Meeting, you can change any vote you may have cast in favor of Fernandez’s nominees, and vote instead for the election of Emerging Vision’s nominees by subsequently signing, dating and returning the WHITE proxy card you already have received or will receive with Emerging Vision’s proxy materials. Only your latest signed and dated proxy will determine how your shares are to be voted at the meeting. Please use the WHITE proxy card.

4.	If any of your shares are held in the name of a bank, broker or other nominee, we suggest that you promptly contact the party responsible for your account and direct them to vote your shares for the Company’s nominees on the WHITE proxy card.

For more information, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, or contact our Chief Executive Officer, Christopher G. Payan, at (516) 390-2134 or chris.payan@sterlingoptical.com:

17 State Street, 10th Floor

New York, NY 10004

Toll Free (800) 733-0823

Email info@georgesonshareholder.com

Banks and Brokerage Firms please call collect:

(212) 440-9800

We, the entire management of Emerging Vision, thank you for your continued support.

Christopher G. Payan

Chief Executive Officer

Brian P. Alessi

Chief Financial Officer and Treasurer

Myles S. Lewis

Co-Chief Operating Officer

Samuel Z. Herskowitz

Co-Chief Operating Officer

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EMERGING VISION, INC. ANNUAL MEETING OF SHAREHOLDERS: Wednesday, July 14, 2004	EMERGING VISION, INC. 7/14/04

The undersigned shareholder of Emerging Vision, Inc., a New York corporation (the “Company”), hereby appointees Mr. Christopher G. Payan, the Company’s Chief Executive Officer, and Mr. Samuel Z. Herskowitz, the Company’s Co-Chief Operating Officer, or either of them, voting singly in the absence of the others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of the Capital Stock of Emerging Vision, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10186, at 10:00 a.m. (local time), on Wednesday, July 14, 2004, or any adjournment, adjournments, postponements or continuations thereof, in accordance with the instructions hereof.

	☐	FOR ALL NOMINEES
	☐	WITHHOLD ALL NOMINEES
	☐	WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEES(S) BELOW.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted “FOR” each of the nominees listed in Proposal No. 1. The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.	FOR [DO] [DO] [DO] [DO] [DO] [DO] [DO] [DO] [DO] [DO]	AGAINST ABSTAIN [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE] [NOT] [USE]

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY

SEE VOTING INSTRUCTIONS NO. 3 ON REVERSE

WHITE PROXY

ACCOUNT NO:

CUSIP:

CONTROL NO:

CLIENT NO:

This Board of Directors recommends a vote “FOR” Item 1.

ITEM 1 — ELECTION OF CLASS I (FOR A TERM EXPIRING IN 2005) AND CLASS II

   (FOR A TERM EXPIRING IN 2006) DIRECTORS:-------->>>

01) ALAN COHEN (Class I Director)

02) HARVEY ROSS (Class I Director)

03) SEYMOUR G. SIEGEL (Class I Director)

04) ROBERT COHEN (Class II Director)

05) JOEL L. GOLD (Class II Director)

06) CHRISTOPHER G. PAYAN (Class II Director)

The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.		PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR --->>> ☐ SHARES AT THE MEETING

ENTER YOUR VOTING INSTRUCTIONS AT 1-800-454-8683 OR WWW.PROXYVOTE.COM UP UNTIL 11:59 PM EASTERN TIME THE DAY BEFORE THE CUT-OFF OR MEETING DATE.

WHITE PROXY

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE: ☒		___________________ __________ SIGNATURE(S) DATE

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF EMERGING VISION, INC.

ANNUAL MEETING OF SHAREHOLDERS: Wednesday, July 14, 2004

P R O X Y	The undersigned shareholder of Emerging Vision, Inc., a New York corporation (the “Company”), hereby appoints Mr. Christopher G. Payan, the Company’s Chief Executive Officer, and Mr. Samuel Z. Herskowitz, the Company’s Co-Chief Operating Officer, or either of them, voting singly in the absence of the others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of the Capital Stock of Emerging Vision, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166, at 10:00 a.m. (local time), on Wednesday, July 14, 2004, or any adjournment, adjournments, postponements or continuations thereof, in accordance with the instructions on the reverse side hereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted “FOR” each of the nominees listed in Proposal No. 1. The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.

SEE REVERSE SIDE

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒	Please mark votes as in this example.

The Board of Directors recommends a vote “FOR” Item 1.

1.	ELECTION OF CLASS I (FOR A TERM EXPIRING	FOR	WITHHELD
	IN 2005) AND CLASS II (FOR A TERM EXPIRING IN 2006) DIRECTORS:	☐	☐

ALAN COHEN (Class I Director) HARVEY ROSS (Class I Director) SEYMOUR G. SIEGEL (Class I Director) ROBERT COHEN (Class II Director) JOEL L. GOLD (Class II Director) CHRISTOPHER G. PAYAN (Class II Director)

For all nominees, except for nominees written below.

Nominee exception(s)

The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.
Dated , 2004 Signature(s) Signature(s)

Note:    Please sign as name appears hereon.

Joint owners should each sign. When signing as

attorney, executor, administrator, trustee or

guardian, please give full title as such. If a

corporation, please sign in full corporate name by

an authorized officer. If a partnership, please sign

in partnership name by an authorized person.